VOYA INVESTORS TRUST

VY® BlackRock Inflation Protected Bond Portfolio

(“Portfolio”)

Supplement dated September 30, 2016

to the Portfolio’s Adviser Class, Institutional Class, and Service Class Prospectus

and the Class R6 Prospectus, each dated May 1, 2016

(“Prospectus” collectively “Prospectuses”)

Pursuant to the guidance from the U.S. Securities and Exchange Commission, as the Portfolio was originally classified as non-diversified but has been managed as diversified for a period of at least three years, the Portfolio’s classification has changed from a non-diversified fund to a diversified fund effective September 23, 2016. As a result of this classification change, the Portfolio is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Portfolio to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. Voya Investors Trust is organized as a Massachusetts business trust.

Effective immediately, the Portfolio’s Prospectuses are hereby revised as follows:

1.	The last sentence of the second paragraph of the section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is deleted in its entirety.

2.	The risk entitled “Issuer Non-Diversification” of the section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby deleted in its entirety.

3.	The information related to the Portfolio in the table of the subsection entitled “Key Portfolio Information – Portfolio Diversification” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Portfolio	Diversified	Non-Diversified
VY® BlackRock Inflation Protected Bond Portfolio	X

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE